Exhibit 10.3

AMENDED AND RESTATED
IRREVOCABLE PAYMENT INSTRUCTION

August 30, 2011

To the Underwriters (as defined hereunder):

           Re:      Payment of Principal and Interest

Ladies and Gentlemen:

You are hereby notified that the investors set forth on Schedule A annexed hereto (the “Investors”), are the holders of amended and restated promissory notes of Emerald Dairy Inc. (the “Company”) in the aggregate principal amount of $1,750,000 (in the denominations set forth on Schedule A annexed hereto), with interest rates of 15% per annum, as amended (the “Amended Notes”). Pursuant to the terms and conditions of the Amended Notes, any unpaid principal and accrued interest due thereunder is payable on the earlier of (i) August 31, 2011 (or December 31, 2011, if the maturity dates of the Amended Notes are extended by the Company pursuant to the terms of the Amended Notes), or (ii) the date on which the Company consummates any public offering of its securities (“Public Offering”).

  Please be advised that the Company has agreed to (and by its signature affixed hereto, hereby does) instruct the underwriters in any Public Offering (the “Underwriters”) to pay any and all amounts due under the Amended Notes (as evidenced by the written certification of the Investors, which shall be delivered by the Investors to the Underwriters at the Underwriters’ request) from the proceeds of a Public Offering directly to the Investors by transferring the same by wire in immediately available funds pursuant to the bank wire information set forth beside each Investor’s name on Schedule A.

You are further notified that:

1.           This Amended and Restated Irrevocable Payment Instruction is delivered for the benefit of and on behalf of the Investors;

2.           This Amended and Restated Irrevocable Payment Instruction is irrevocable and cannot be changed without the prior written consent of the Investors;

3.           By its signature below, the Company authorizes the Investors to deliver a copy of this Amended and restated Irrevocable Payment Instruction to the Underwriters; and

4.           Nothing contained in this Amended and Restated Irrevocable Payment Instruction is intended to place or places any obligations on the Underwriters other than to make the payments to the Investors as set forth herein.

Very truly yours,

EMERALD DAIRY INC.

/s/ Yang Yong Shan

Yang Yong Shan
Chairman, Chief Executive Officer and President

SCHEDULE I TO
AMENDED AND RESTATED
IRREVOCABLE PAYMENT INSTRUCTION

LIST OF INVESTORS

	Principal
	Amount of
Name and Address and Fax Number	Amended Note	Bank Wire Instructions

Hankey Investment Company, L.P.	$250,000
Attn.: Eugene Leydiker
4751 Wilshire Blvd., Ste. 110
Los Angeles, CA 90010
Fax no: 323-692-4126

Knight Insurance Company, Ltd.,	$1,000,000
c/o Knight Management Insurance
Services, LLC
Attn.: Eric D. Jarvis
4751 Wilshire Blvd., Ste. 111
Los Angeles, CA 90010
Fax no: 323-692-4133

Hankey, LLC	$500,000
Attn.: Eugene Leydiker
4751 Wilshire Blvd., Ste. 110
Los Angeles, CA 90010
Fax no: 323-692-4126

TOTAL:	$1,750,000